Eos Energy Enterprises Reports Preliminary Q1 Revenue, Highlights Record Output and Capacity Expansion PITTSBURGH, PA, April 9, 2026 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), an American energy company and the leading innovator in designing, sourcing, manufacturing, and providing zinc-based battery energy storage systems (BESS), today announced that it expects to report preliminary first quarter 2026 revenue of $56 - $57 million, as record shipments and manufacturing output demonstrated continued progress in the Company’s operational scaling. Following its most recent earnings update, the Company is providing a preliminary revenue range to offer additional visibility into first quarter performance. The expected results reflect continued operational improvements and increased manufacturing consistency. Building on fourth quarter of 2025 operational improvements, Eos delivered meaningful first quarter of 2026 gains in manufacturing performance. Targeted operational initiatives focused on supplier quality control, lean process discipline, and equipment optimization are now delivering measurable throughput, repeatability, and overall execution. Shipments remain on track with customer contractual commitments, reinforcing strong alignment between manufacturing output and project delivery timelines. Key first quarter achievements include: • Record quarterly shipments, increasing 17% quarter-over-quarter • Record quarterly battery output, increasing 10.4% quarter-over-quarter • Record quarterly bipolar output, increasing 10.6% quarter-over-quarter • 22% sequential improvement in bi-polar automation yields, signaling increased process stability and manufacturing consistency Strong execution drove unit shipment growth during the quarter. Quarterly revenue reflected a higher mix of DC-system projects versus AC-coupled projects which include additional equipment sales that vary by customer configuration. Eos has also recently achieved a key milestone in the development of its second production line (“Line 2”). The Company successfully completed Factory Acceptance Testing for its second battery line. Following site acceptance testing, initial production is targeted for the end of the second quarter. Line 2 was purpose-built to expand manufacturing capacity while increasing efficiency. Enhancements incorporated into the battery line include a single-piece flow configuration, increased process redundancy, and advanced pick-and-place gantry systems to enable faster cycle times and repeatability. Combined with the optimized Thorn Hill facility layout, these enhancements are expected to drive meaningful performance gains. • ~86% reduction in raw material travel distance across end-to-end operations • ~40% reduction in battery line length driven by a single-piece flow design

2 As demand grows and customer requirements evolve, Eos is focused on converting that demand into executed projects, reliably, and at scale. Achieving this requires more than just manufacturing capacity; it requires strong project execution from inquiry to system operation. In support of this, Eos is adding industry veterans with proven experience in delivering complex projects. Erik Todd joined Eos as Executive Vice President, Sales, bringing more than 20 years of experience leading large-scale energy and infrastructure sales organizations where he managed a global $1B+ industrial infrastructure business. Cristi Thomas joined Eos as Senior Vice President, Projects & Delivery, with experience leading complex, infrastructure scale energy projects across development, construction, commissioning, and operations. These additions strengthen Eos’ ability to convert capacity into executed projects and deliver on customer commitments. Eos will report its full first quarter of 2026 financial results in May. About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours) and provides customers with significant operational flexibility to cost effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue for the quarter ended March 31, 2026, statements regarding our operational and manufacturing performance and scaling, statements regarding the development of Line 2, statements regarding expectations for our leadership team, The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus,

3 including risks of default, and dilution of outstanding common stock; consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act, including potential impacts from any repeal or modifications of the legislation; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.